SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

                  HALO COMPANIES, INC.
 (Exact name of Company as specified in its charter)

                            Delaware
(State or other jurisdiction of incorporation)

000-15862	13-3018466
(Commission File Number)	(IRS Employer Identification No.)

One Allen Center, Suite 500, 700 Central Expressway South, Allen, Texas 75013
(Address of principal executive offices)                                                   (Zip Code)

Company’s telephone number, including area code:  (214) 644-0065

__________________________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.                      Other Events.

As previously announced, on December 11, 2009 the name of the Company was formally changed to Halo Companies, Inc., by means of a filing with the Delaware Secretary of State.

Also as previously announced, on December 11, 2009 the Company effected a 7.57 for one (7.57:1) reverse stock split on the Company’s outstanding common stock as of November 13, 2009, by means of a filing with the Delaware Secretary of State.

Both of these corporate actions -- the name change, and the 7.57 for one (7.57:1) reverse stock split on the Company’s outstanding common stock -- have been formally approved by FINRA, the Financial Industry Regulatory Authority.  FINRA approval was effective February 25, 2010.

As a consequence of these corporate actions, the Company is now trading under the symbol “HALN.”

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 3, 2010

HALO COMPANIES, INC.

By: _______________________________________
       Brandon C. Thompson
           Chairman of the Board,
               Chief Executive Officer and Director